Exhibit 99.15

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 10th day of September, 2003 by and among Artisoft, Inc., a Delaware corporation (the “Company”), and the “Investors” named in that certain Purchase Agreement dated June 27, 2003 by and between the Company and the Investors (the “Purchase Agreement”).

The parties hereby agree as follows:

1.               Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Common Stock” means the common stock, par value $.01 per share of the Company, and any capital stock of any class of the Company hereafter authorized that shall not be entitled to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

“Investors” shall mean the Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Warrants or Registrable Securities.

“Preferred Stock” shall mean the Series C Convertible Preferred Stock, par value $1.00 per share, of the Company.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the shares of Common Stock issuable (i) upon the conversion of the Preferred Stock and (ii) upon the exercise of the Warrants, and any other securities issued or issuable with respect to or in exchange for the shares of Common Stock described in the foregoing clauses (i) and (ii) (because of stock splits, stock dividends, reclassifications, recapitalizations, combinations or similar events); provided, that, shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon (A)

sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such shares becoming eligible for sale by the Investors pursuant to Rule 144(k) as set forth in a legal opinion of counsel reasonably satisfactory to the Company delivered to the Investors and transfer agent of the Common Stock.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Warrants” mean the warrants to purchase shares of Common Stock issued to the Investors pursuant to the Purchase Agreement, the form of which is attached to the Purchase Agreement as Exhibit B.

2.               Registration.

(a)                                  Registration Statements.

(i)             Promptly following the Closing Date (as defined in the Purchase Agreement) (but no later than thirty (30) days after the Closing Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of all of the Registrable Securities and which shall contain (except if otherwise agreed by the holders of at least 50% of the Registrable Securities) a “Plan of Distribution” substantially similar to that attached hereto as Annex A.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Company shall use its best efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to the Registration Statement.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission.  If a Registration Statement covering the Registrable Securities is not filed with the SEC within thirty (30) days of the Closing Date, the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Investor in the Securities for any month or pro rata for any

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portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities.

(ii)          Additional Registrable Securities.  Upon the written demand of any Investor and upon the issuance or deemed issuance by the Company of shares of Common Stock such as to trigger the anti-dilution provisions contained in the Warrants or the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Company regarding issuances or deemed issuances by the Company of shares of Common Stock at a price per share less than the then effective Warrant Price (as defined in the Warrants) or Conversion Price (as defined in the Certificate of Designations, Preferences and Rights creating the Preferred Stock), or any other change in the Warrant Price or Conversion Price such that additional shares of Common Stock become issuable pursuant to the Warrants or the Preferred Stock, the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of such additional shares of Common Stock (the “Additional Shares”) covering the resale of the Additional Shares.  Such “Additional Shares” shall be included within the definition of “Registrable Securities.”  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares.  The Company shall use its best efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to such Registration Statement.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission.  If a Registration Statement covering the Additional Shares is not filed with the SEC within thirty (30) days of the request of any Investor, the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of such portion of the aggregate amount invested by such Investor in the Securities as is represented by such Additional Shares for any month or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Additional Shares.

(b)                                 Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, reasonable accounting fees and expenses, reasonable fees and expenses of one counsel for the Investors, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees and the Investors’ reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)                                  Effectiveness.

(i)                                     The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible and in any event no later than the 120th day after the Closing Date.  If (A) (y) a Registration Statement covering Registrable Securities is not

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declared effective by the SEC within 120 days after the Closing Date, or (z) a Registration Statement covering Additional Shares is not declared effective by the SEC within 120 days following the demand of an Investor relating to the Additional Shares covered thereby, (B) after a Registration Statement has been declared effective by the SEC, the Registration Statement or the prospectus thereunder cannot be used for resale of the Registrable Securities for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below, then the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Investor in the Securities for any month or pro rata for any portion thereof following the date by which such Registration Statement should have been effective as described in (A) or (B) above (the “Blackout Period”).  Such payments shall be in partial compensation to the Investors, and shall not constitute the Investors’ exclusive remedy for such events.  The Blackout Period shall terminate upon (x) the effectiveness of the applicable Registration Statement in the case of (A) above; and (y) the Registration Statement again being available for sales by the Investors in the case of (B) above.  The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid monthly within five (5) business days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period.

(ii)                                  For not more than fifteen (15) consecutive trading days or for a total of not more than thirty (30) trading days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by terminating or suspending effectiveness of any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(d)                                 The Company shall not, without the prior written consent of the holders of at least 50% of the Registrable Securities, file any registration statement with the SEC for a public offering and sale of securities of the Company (other than a sale of securities on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation) until the Registration Statement described in Section 2(a)(i) is declared effective; provided, that, nothing herein shall limit or otherwise restrict the Company’s performance of its obligations under (i) that certain Registration Rights Agreement dated as of August 8, 2001 among the Company and the Investors named therein and (ii) that certain Registration Rights Agreement dated as of September 27, 2002 among the Company and the Investors named therein.

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3.               Company Obligations.  The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)                                  use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k);

(b)                                 prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)                                  provide copies to and permit counsel designated by the Investors to review and comment on each Registration Statement and all amendments and supplements thereto no fewer than five (5) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d)                                 furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) business days after the filing date, receipt date or sending date, as the case may be, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(e)                                  make effort to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)                                    prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investor and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

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(g)                                 cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)                                 immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

4.                                       Due Diligence Review; Information.  The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investors pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

5.               Obligations of the Investors.

(a)                                  Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and such other information, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably

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request.  At least ten (10) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement.  An Investor shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement.

(b)                                 Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)                                  Each Investor agrees that, upon receipt of any written notice from the Company of the happening of any event rendering a Registration Statement no longer effective, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

6.               Indemnification.

(a)                                  Indemnification by the Company.  The Company will indemnify and hold harmless each Investor and their respective officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, member, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor’s

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behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)                                 Indemnification by the Investors.  In connection with any registration pursuant to the terms of this Agreement, each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto.  In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)                                  Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or

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litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)                                 Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.               Miscellaneous.

(a)                                  Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the holders of at least 50% of the Registrable Securities.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of at least 50% of the Registrable Securities.

(b)                                 Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(c)                                  Assignments and Transfers by Investors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns.  An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of shares of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto, the transferee agrees in writing to be bound by the terms of this Agreement and the Investor provides written notice of assignment and of the transferee’s notice information to the Company promptly after such assignment is effected.

(d)                                 Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company without the prior written consent of the holders of at least 50% of the Registrable Securities.

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(e)                                  Benefits of the Agreement.  Subject to Section 7(d), the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)                                    Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)                                 Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)                                 Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)                                     Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)                                     Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)                                  Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of law.

(l)                                     Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor hereunder is several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint

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venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

* * * * *

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	ARTISOFT, INC.

	By:	/s/ Steven G. Manson
Name: Steven G. Manson
Title: President and CEO

The Investors:
PATHFINDER VENTURES II, L.L.C.
By: RRS Ventures, L.L.C., Managing Partner

Manager:

Starone Holdings Limited Partnership,
an Arizona limited partnership

	By:	/s/ R. Randy Stolworthy
R. Randy Stolworthy, President

LAGUNITAS PARTNERS, LP

By: Gruber & McBaine Capital Management, LLC,
Its General Partner

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Manager

GRUBER & MCBAINE INTERNATIONAL

By: Gruber & McBaine Capital Management, LLC,
Attorney-in-Fact

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Manager

/s/ Jon D. Gruber
Jon D. Gruber

F/B/O/ LINDSAY DEROY GRUBER TRUST
DATED DECEMBER 27, 1976

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Trustee

F/B/O/ JONATHAN WYATT GRUBER TRUST
DATED DECEMBER 30, 1975

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Trustee

ALICE ANN CORPORATION

By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

ROBERT G. ALLISON
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

WILLIAM H. BAXTER TTEE FBO WILLIAM H. BAXTER REV TR U/A DTD 7/3/96
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

GARY A. BERGREN
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DAVID C. & CAROLE A. BROWN TTEE’S FBO DAVID C. & CAROLE A. BROWN REV TR U/A DTD 10/23/97
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice Presidetn

CRAIG L. CAMPBELL
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

ANNE S. CHUDNOFSKY
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO ROBERT H. CLAYBURGH IRA
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO BRADLEY A. ERICKSON IRA
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DENNIS D. GONYEA
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DOROTHY J. HOEL
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO RICHARD C. PERKINS IRA

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins

USB PIPER JAFFRAY AS CUSTODIAN FBO CHARLES W. PAPPAS IRA

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

/s/ Richard C. Perkins
Richard C. Perkins

JOHN T. POTTER
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DR. PAUL C. & NANCY S. SEEL JT WROS
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

E. TERRY SKONE
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

MANUEL A. VILLAFANA
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DONALD O. & JANET M. VOIGHT TTEE’S FBO JANET M. VOIGHT TR U/D DTD 8/29/96
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

SHAWN P. WEINAND
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DAVID M. WESTRUM
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DANIEL S. & PATRICE M. PERKINS JOINT WROS
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO DAVID H. POTTER IRA ROLLOVER
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO JAMES G. PETERS IRA
By:	Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

/s/ Gary S. Kohler
Gary S. Kohler

CONSTABLE CAPITAL, LLC

By:	Constable Advisors, LLC
Its managing member

By:	/s/ Donald M. Constable
Name: Donald M. Constable
Title: Managing Member

CONSTABLE CAPITAL QP, LLC

By:	Constable Advisors, LLC
Its managing member

By:	/s/ Donald M. Constable
Name: Donald M. Constable
Title: Managing Member

Annex A

PLAN OF DISTRIBUTION

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholders.  The term “selling stockholders” includes donees, pledgees, transferees or other successors-in-interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other non-sale related transfer.  The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale.  Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions.  The selling stockholders may sell their shares by one or more of, or a combination of, the following methods:

•                  purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

•                  ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•                  block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  an over-the-counter distribution in accordance with the rules of the NASDAQ National Market;

•                  in privately negotiated transactions;

•                  in options transactions; and

•                  any other method permitted pursuant to applicable law.

In addition, any shares that qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus.

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.  In connection with distributions of the shares or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions.  In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the common stock in the course of hedging the positions they assume with selling stockholders.  The selling stockholders may also sell the common stock short and redeliver the shares to close out such short positions.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).  The selling stockholders may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).

In effecting sales, broker-dealers or agents engaged by the selling stockholders may

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arrange for other broker-dealers to participate.  Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholders in amounts to be negotiated immediately prior to the sale.

In offering the shares covered by this prospectus, the selling stockholders and any broker-dealers who execute sales for the selling stockholders may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  Any profits realized by the selling stockholders and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions.

In order to comply with the securities laws of certain states, if applicable, the shares must be sold in such jurisdictions only through registered or licensed brokers or dealers.  In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, we will make copies of this prospectus available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.

We have agreed to indemnify the selling stockholders against certain liabilities, including certain liabilities under the Securities Act.

We have agreed with the selling stockholders to keep the Registration Statement of which this prospectus constitutes a part effective until the earlier of (i) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the Registration Statement or (ii) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act as set forth in a legal opinion of counsel reasonably satisfactory to us delivered to the selling stockholders and the transfer agent for our common stock.

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